SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-MEDIA GENERAL CL A

          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                11/18/97            1,800-           43.2194
                                11/17/97            5,000-           43.1007
                                10/10/97           20,400-           43.9485
                                10/10/97           15,100-           43.8067
                                10/08/97            9,500-           41.5486
                                10/07/97            5,000-           40.6986
                                10/06/97            5,000-           39.9662
                                 9/25/97            4,800-           39.8862
               THE GABELLI TELECOMMUNICATION FUND
                                11/14/97            2,000-           42.3861
                                11/12/97            1,000-           41.7611
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                11/17/97              700-           43.0736
                                11/17/97              300-           43.1006
               THE GABELLI EQUITY TRUST,INC.
                                10/10/97            9,600-           43.8067
                                10/10/97           12,900-           43.9485
                                10/07/97            3,000-           40.6986
               THE GABELLI ASSET FUND
                                10/10/97            7,700-           43.9485
                                10/10/97            5,800-           43.8067
          GAMCO INVESTORS, INC.
                                 9/24/97            5,000            39.6250
          GAMCO INVESTORS, INC.
                                11/17/97              900-           43.1528
                                11/14/97              300-           42.3750
                                11/11/97            1,500-           42.2500
                                11/11/97            3,400-           42.0257
                                11/07/97            1,000-           41.8750
                                10/30/97              500-           39.5750
                                10/29/97            1,300-           40.0385
                                10/23/97            2,000-           40.8094
                                10/22/97            1,000-           41.9063
                                10/22/97            1,000-           41.5625
                                10/22/97            2,500-           41.4850
                                10/21/97              500-           42.1250




                                       28

SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-MEDIA GENERAL CL A

         GAMCO INVESTORS, INC.
                               10/15/97            2,000-           42.6313
                               10/14/97            1,000-           42.9375
                               10/10/97            2,300-           43.8696
                               10/08/97            1,000-           40.2500
                                9/30/97              400            39.7500
                                9/24/97            5,000            39.4650




















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE AMERICAN STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.









                                       29